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                                                                   Exhibit 10.14

                        AMENDMENT TO LICENSE AGREEMENT

     This AMENDMENT TO LICENSE AGREEMENT dated as of August 23,1995 (the "AMENDMENT") is entered into between SRI INTERNATIONAL, a California nonprofit public benefit corporation ("SRI"), having a place of business located at 333 Ravenswood Avenue, Menlo Park, California 94025-3493, and Corona Corporation, a California corporation ("CORONA"), having a place of business located at 333 Ravenswood Avenue, Building 110, Menlo Park, California 94025-3493, and is an amendment to the LICENSE AGREEMENT entered into between the PARTIES dated as of December 20, 1994.

                                  WITNESSETH:

     WHEREAS, the PARTIES desire to amend the LICENSE AGREEMENT between them dated December 20, 1994, in order to facilitate subsequent investments in CORONA by certain third parties.

     NOW, THEREFORE, in consideration of the foregoing premise and the mutual benefit to the PARTIES hereby acknowledged, the PARTIES hereby agree as follows:

                                 1. AMENDMENT
                                 ------------

     Paragraph 13, ASSIGNMENT, be and it hereby is, amended to read in full as follows:

                                "13. ASSIGNMENT
                                 --------------

     13.1 This Agreement shall not be assignable by either party hereto, whether voluntarily, by operation of law, or otherwise, without first having obtained in writing the consent of the other party, and any such purported assignment, without the written consent of the other party, shall be null and void.

     13.2 Paragraph 13.1 shall not apply, and no consent will be required, for an assignment of this Agreement by CORONA to a third party in connection with an acquisition of CORONA by a third party whether through a sale of all or substantially all of its assets, merger, stock tender or similar event."

                               2. MISCELLANEOUS
                               ----------------
     2.1  APPLICABLE LAW
          --------------

     This AMENDMENT shall be governed by and conformed with the laws of the State of California, without regard to the conflicts of law principles thereof, and shall not be governed by the United Nations Convention on Contracts for the International Sale of Goods.
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     2.2  SEVERABILITY
          ------------

     Any of the provisions of this AMENDMENT which are determined to be invalid or unenforceable in any jurisdiction shall be ineffective to the extent of such invalidity or unenforceability in such jurisdiction, without rendering invalid or unenforceable the remaining provisions hereof and without affecting the validity or enforceability of any of the terms of the Agreement in any other jurisdiction.

     2.3  COUNTERPARTS
          ------------

     This AMENDMENT may be executed in two or more counterparts, all of which shall be deemed an original, but all of which shall constitute one and the same instrument.

                  [Remainder of Page Intentionally Left Blank]

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     IN WITNESS WHEREOF, the PARTIES have executed the AMENDMENT as of the date first set forth above.

SRI INTERNATIONAL

By: /s/ Signature Illegible
   ------------------------------------

Title: ________________________________

CORONA CORPORATION

By: /s/ Signature Illegible
   ------------------------------------

Title: ________________________________


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